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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ------------


                                    Form 8-K
             CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                                  ------------


                      JANUARY 29, 1998 (JANUARY 29, 1998)
               (Date of Report (date of earliest event reported))


                              CENDANT CORPORATION
             (Exact name of Registrant as specified in its charter)


            DELAWARE                    1-10308               06-0918165
  (State or other jurisdiction       (Commission          (I.R.S. Employer
of incorporation or organization)     File No.)        Identification Number)

              6 SYLVAN WAY
        PARSIPPANY, NEW JERSEY                                 07054
(Address of principal executive office)                      (Zip Code)


                                 (973) 428-9700
              (Registrant's telephone number, including area code)

                                     None

     (Former name, former address and former fiscal year, if applicable)

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ITEM 5.  OTHER EVENTS

This Current Report on Form 8-K includes the supplemental consolidated financial statements and management's discussion and analysis of financial condition and results of operations of Cendant Corporation, formerly CUC International Inc. (the "Company"), and gives retroactive effect to the merger with HFS Incorporated, which has been accounted for as a pooling of interests.

ITEM 7.  EXHIBITS

Exhibit
  No.    Description
-------  -----------

11.1 Computation of per share earnings for year ended December 31, 1996, 1995 and 1994 (as restated to reflect the merger with HFS Incorporated).

11.2 Computation of per share earnings for three months ended March 31, 1997 and 1996 (as restated to reflect the merger with HFS Incorporated).

11.3 Computation of per share earnings for three and six months ended June 30, 1997 and 1996 (as restated to reflect the merger with HFS Incorporated).

11.4 Computation of per share earnings for three and nine months ended September 30, 1997 and 1996 (as restated to reflect the merger with HFS Incorporated).

12       Computation of ratio of earnings to fixed charges

23.1 Consent of Deloitte & Touche LLP relating to the audited financial statements of the Company.

23.2 Consent of Ernst & Young LLP relating to the audited financial statements of CUC International Inc.

23.3 Consent of KPMG Peat Marwick LLP relating to the audited financial statements of PHH Corporation.

23.4 Consent of Deloitte & Touche LLP relating to the audited financial statements of Sierra On-Line, Inc.

23.5 Consent of KPMG Peat Marwick LLP relating to the audited financial statements of Davidson & Associates, Inc.

23.6 Consent of Price Waterhouse LLP relating to the audited financial statements of Ideon Group, Inc.

27.1 Restated financial data schedule for the years ended December 31, 1996, 1995 and 1994 (as restated to reflect the merger with HFS Incorporated).

27.2 Restated financial data schedule for the three months ended March 31, 1997 and 1996 (as restated to reflect the merger with HFS Incorporated).

27.3 Restated financial data schedule for the six months ended June 30, 1997 and 1996 (as restated to reflect the merger with HFS Incorporated).

27.4 Restated financial data schedule for the nine months ended September 30, 1997 and 1996 (as restated to reflect the merger with HFS Incorporated).

99.1 Supplemental Consolidated Financial Statements of the Company for the years ended December 31, 1996, 1995 and 1994 (as restated to reflect the merger with HFS Incorporated on December 17, 1997).

99.2 Supplemental Interim Consolidated Financial Statements of the Company for the three month periods ended March 31, 1997 and 1996, three and six month periods ended June 30, 1997 and 1996 and the three and nine month periods ended September 30, 1997 and 1996 (as restated to reflect the merger with HFS Incorporated on December 17, 1997).

99.3 Supplemental Management's Discussion and Analysis of Financial Condition and Results of Operations of the Company for the years ended December 31, 1996 and 1995. Supplemental Interim Management's Discussion and Analysis of Financial Condition and Results of Operations of the Company for the three month periods ended March 31, 1997 and 1996, three and six month periods ended June 30, 1997 and 1996, and three and nine month periods ended September 30, 1997 and 1996. (all Supplemental Management's Discussion and Analysis of Financial Condition and Results of Operations of the Company are restated to reflect the merger with HFS Incorporated on December 17,
         1997).



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                                   SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            CENDANT CORPORATION

                                            BY: /s/ Scott E. Forbes
                                                Scott E. Forbes
                                                Senior Vice President
                                                and Chief Accounting Officer

Date: January 29, 1998



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                              CENDANT CORPORATION
                           CURRENT REPORT ON FORM 8-K
                REPORT DATED JANUARY 29, 1998 (JANUARY 29, 1998)


                                 EXHIBIT INDEX


EXHIBIT NO.   DESCRIPTION
-----------   -----------

   11.1 Computation of per share earnings for year ended December 31, 1996, 1995 and 1994 (as restated to reflect the merger with HFS Incorporated).

   11.2 Computation of per share earnings for three months ended March 31, 1997 and 1996 (as restated to reflect the merger with HFS Incorporated).

   11.3 Computation of per share earnings for three and six months ended June 30, 1997 and 1996 (as restated to reflect the merger with HFS Incorporated).

   11.4 Computation of per share earnings for three and nine months ended September 30, 1997 and 1996 (as restated to reflect the merger with HFS Incorporated).

   12         Computation of ratio of earnings to fixed charges

   23.1 Consent of Deloitte & Touche LLP relating to the audited financial statements of the Company.

   23.2 Consent of Ernst & Young LLP relating to the audited financial statements of CUC International Inc.

   23.3 Consent of KPMG Peat Marwick LLP relating to the audited financial statements of PHH Corporation.

   23.4 Consent of Deloitte & Touche LLP relating to the audited financial statements of Sierra On-Line, Inc.

   23.5 Consent of KPMG Peat Marwick LLP relating to the audited financial statements of Davidson & Associates, Inc.

   23.6 Consent of Price Waterhouse LLP relating to the audited financial statements of Ideon Group, Inc.

   27.1 Restated financial data schedule for the years ended December 31, 1996, 1995 and 1994 (as restated to reflect the merger with HFS Incorporated).

   27.2 Restated financial data schedule for the three months ended March 31, 1997 and 1996 (as restated to reflect the merger with HFS Incorporated).

   27.3       Restated financial data schedule for the six months ended
              June 30, 1997 and 1996 (as restated to reflect the merger with HFS Incorporated).

   27.4 Restated financial data schedule for the nine months ended September 30, 1997 and 1996 (as restated to reflect the merger with HFS Incorporated).

   99.1 Supplemental Consolidated Financial Statements of the Company for the years ended December 31, 1996, 1995 and 1994 (as restated to reflect the merger with HFS Incorporated on December 17, 1997).

   99.2 Supplemental Interim Consolidated Financial Statements of the Company for the three month periods ended March 31, 1997 and 1996, three and six month periods ended June 30, 1997 and 1996 and the three and nine month periods ended September 30, 1997 and 1996 (as restated to reflect the merger with HFS Incorporated on December 17, 1997).

   99.3 Supplemental Management's Discussion and Analysis of Financial Condition and Results of Operations of the Company for the years ended December 31, 1996 and 1995. Supplemental Interim Management's Discussion and Analysis of Financial Condition and Results of Operations of the Company for the three month periods ended March 31, 1997 and 1996, three and six month periods ended June 30, 1997 and 1996, and three and nine month periods ended September 30, 1997 and 1996. (all Supplemental Management's Discussion and Analysis of Financial Condition and Results of Operations of the Company are restated to reflect the merger with HFS Incorporated on December 17, 1997).